INCOME TAXES	12 Months Ended
Apr. 30, 2016
Notes to Financial Statements
NOTE 13 - INCOME TAXES

The Company accounts for income taxes in accordance with standards of disclosure propounded by the FASB, and any related interpretations of those standards sanctioned by the FASB. Accordingly, deferred tax assets and liabilities are determined based on differences between the financial statement and tax bases of assets and liabilities, as well as a consideration of net operating loss and credit carry forwards, using enacted tax rates in effect for the period in which the differences are expected to impact taxable income. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount that is more likely than not to be realized.

No provision for income taxes has been recorded due to the net operating loss carryforwards totaling approximately $9,016,475 as of April 30, 2016 that will be offset against future taxable income. The available net operating loss carry forwards of approximately $9,016,475 expire in various years through 2036. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carry forwards will expire unused. There were no uncertain tax positions taken by the Company.

The deferred tax asset and valuation account is as follows at April 30:

	2016	2015
Deferred tax asset:
Net operating loss carryforward	$3,155,766	$3,040,831
Valuation allowance	(3,155,766)	(3,040,831)

Total	$-	$-

The components of income tax expense are as follows for the years ended April 30:

	2016	2015

Change in net operating loss benefit	$114,935	$364,761
Change in valuation allowance	(114,935)	(364,761)

Total	$-	$-